UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Royal Caribbean Cruises Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** IMPORTANT NOTICE *** Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on May 27, 2009
Meeting Information ROYAL CARIBBEAN CRUISES LTD.Meeting Type:Annual
For holders as of: 03/30/09 Date: 05/27/09 Time: 9:00 a.m., local time Location: Hyatt Regency 400 S.E. 2nd Avenue Miami, FL You are receiving this communication because you hold shares in the company named above. ROYAL CARIBBEAN CRUISES LTD.This is not a ballot. You cannot use this notice to vote 1050 CARIBBEAN WAY MIAMI, FL 33132-2096these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain M11638proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT PROXY CARD SHAREHOLDER BENEFIT LETTER How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)BY INTERNET:www.proxyvote.com 2)BYTELEPHONE: 1-800-579-1639 3)BY E-MAIL*:sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/13/09.
How To Vote Please Choose One of the Following Voting Methods
Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting are available at www.proxyvote.com Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available M11639and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors unanimously recommends a vote “FOR” Items 1, 2 and 3. 1. Election of Class I Directors Nominees: For the election of 01) Morten Arntzen, 02) Bernard W. Aronson, and 03) Richard D. Fain.
2. To give the Board of Directors discretion to delist the Company’s common stock from the Oslo Stock Exchange.
3. Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for 2009.
The Board of Directors unanimously recommends a vote “AGAINST” the shareholder proposal.
4. The Shareholder Proposal set forth in the proxy statement.